Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned executive officer of Black Rock Petroleum Company certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

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the annual report on Form 10-K/A of the Company for the year ended April 30, 2016, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

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the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 12, 2018	/s/ Zoltan Nagy Zoltan Nagy Chief Executive Officer, Chief Financial Officer, Director